Exhibit 10.44

Share Registration Agreement

To:	Mark Tompkins

Ian Jacobs

Darius Fouladi

Montrose Capital Partners Limited

This Agreement is entered into on January 25, 2024, by and between Perfect Moment Ltd., a Delaware corporation (the “Company”) on the one side, and Mark Tompkins, Ian Jacobs, Darius Fouladi and Montrose Capital Partners Limited (collectively, the “Montrose Group”) on the other side.

In order to resolve a dispute between the Montrose Group and the Company regarding the sale and lock-up of the Company’s stock, the Company hereby agrees to file a registration statement on Form S-1 (the “Registration Statement”) with the Securities & Exchange Commission (“SEC”) for the resale of the shares of common stock of the Company beneficially owned and held by the Montrose Group, provided that each of the Montrose Group executes and delivers, on or prior to January 25, 2024, the Lock-Up Agreement that is being required by the Underwriter to be entered into in connection with the Company’s initial public offering (the “Lock-Up Agreement”).  The Company agrees to file the Registration Statement with the SEC within two (2) business days from the expiration of the 180-day Lock-Up period contained in the Lock-Up Agreement, and such Registration Statement will include all shares of the Company held by the Montrose Group and shares of other stockholders of the Company, except it will explicitly exclude shares owned by the Company’s officers and directors.

The Company also agrees that it will use commercially reasonable efforts to: (1) cause the Registration Statement to become effective promptly and keep the Registration Statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the Registration Statement has been completed, and (2) coordinate reasonably promptly with the Montrose Group and the Company’s transfer agent to facilitate the processing of any stock legend removals or other similar procedures involving the Company’s transfer agent in order to allow the Montrose Group to resell shares registered on the Registration Statement.

This Agreement will become immediately effective with the signature of the Company’s Chairman and Director, Max Gottschalk and its delivery to the Montrose Group.

Perfect Moment Ltd.

/s/ Max Gottschalk
Max Gottschalk, Chairman and Director